UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 9, 2026

GLOBAL AI, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-163439	26-4170100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

110 Front Street, Suite 300, Jupiter, FL 33477

(Address of principal executive offices) (Zip code)

(561) 240-0333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 9, 2026, Global AI, Inc. (the “Company”) and KSY Capital Investments, Inc (“KSY”) entered into a Subscription Agreement (the “KSY Agreement”), pursuant to which the Company agreed to sell, and KSY agreed to purchase, 250,000 shares of the Company’s Class A common stock for an aggregate purchase price of $500,000, representing a purchase price of $2.00 per share.

The KSY Agreement contains customary representations and warranties for a transaction of this type.

The share purchase closed on July 9, 2026, and the Company issued 250,000 shares of the Company’s Class A common stock on July 9, 2026

The foregoing description of the KSY Agreement is qualified in its entirety by reference to the complete terms and conditions of the KSY Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference into this Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 3.02 by reference.

The issuance of the shares described above was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder for transactions by an issuer not involving any public offering. KSY represented that it is an “accredited investor” within the meaning of Regulation D, and the shares may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Subscription Agreement, dated as of July 9, 2026, by and between the registrant and KSY Capital Investments, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL AI, INC.

Dated: July 15, 2026	By:	/s/ Darko Horvat
	Name:	Darko Horvat
	Title:	Chief Executive Officer